FIRST AMENDMENT TO
                       STOCK PLEDGE AND SECURITY AGREEMENT

             THIS FIRST AMENDMENT TO STOCK PLEDGE AND SECURITY AGREEMENT (this "Amendment") is made as of the 11th day of June, 1997, by and between VODAVI TECHNOLOGY, INC., a Delaware corporation formerly known as V Technology Holdings Corp. (the "Pledgor"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (the "Lender").

                               Statement of Facts
                               ------------------

             WHEREAS, Vodavi Communications Systems, Inc., an Arizona corporation formerly known as V Technology Acquisition Corp. (the "Borrower"), and the Lender are parties to that certain Amended and Restated Credit Agreement, dated as of April 11, 1994, as amended and restated effective as of June 11, 1997 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein are used as therein defined), pursuant to which the Lender has committed to make a certain Revolving Credit Loan available to the Borrower; and

             WHEREAS, it is condition under the Credit Agreement that the Pledgor pledge and grant a security interest in and to all of the outstanding shares of capital stock of Arizona Repair Services, Inc., an Arizona corporation, and Enhanced Systems, Inc., an Arizona corporation (collectively, the "Additional Pledged Subsidiaries"); and

             WHEREAS, in order to satisfy the above referenced condition, the Pledgor and the Lender desire to modify in certain respects that certain Stock Pledge and Security Agreement, dated as of April 11, 1994, between the Pledgor and the Lender (the "Pledge Agreement"), all in accordance with and subject to the terms and conditions set forth herein.

             NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor and the Lender do hereby agree as follows:

                               Statement of Terms
                               ------------------

             1. Amendment to Pledge Agreement. Subject to the terms and conditions of this Amendment, the Pledge Agreement is hereby amended to provide for the pledge by the Pledgor to the Lender of all of the outstanding stock of the Additional Pledged Subsidiaries, as follows:

             (a) As used herein, the term "Additional Pledged Stock" shall mean 100% of the shares of the outstanding stock of each of the Additional Pledged Subsidiaries, which stock is described on Schedule 1 attached hereto and which includes all stock of each of the Additional Pledged Subsidiaries of any class that the Pledgor may now or hereafter own, control or hold.

             (b) The Pledgor represents and warrants that on the date hereof (a) the Additional Pledged Stock consists of the stock of the each of the Additional Pledged Subsidiaries as described in Schedule 1 attached hereto, (b) the Pledgor is the holder of record and sole beneficial owner of such Additional Pledged Stock, (c) the Additional Pledged Stock constitutes 100% of the issued and outstanding stock of each of the Additional Pledged Subsidiaries, and (d) each of the Additional Pledged Subsidiaries has (i) only one class of authorized, issued or outstanding common stock and (ii) only one class of authorized preferred stock, none of which has been issued or is outstanding.

             (c) To further secure the Secured Obligations and for the purposes set forth in Section 1 of the Pledge Agreement, the Pledgor hereby pledges to the Lender the Additional Pledged Stock, together with (i) subject to the rights of the Pledgor set forth in Section 5 of the Pledge Agreement, all dividends (whether in cash, stock, warrants, options, or other securities), cash, instruments or other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Additional Pledged Stock, and (ii) all cash and non-cash proceeds of the foregoing; and hereby assigns, transfers, hypothecates and sets over to the Lender all of the Pledgor's right, title and interest in and to the Additional Pledged Stock (and in and to the certificates or instruments evidencing the items described in clauses (i), and (ii) above) to be held by the Lender, upon the terms and conditions set forth in the Pledge Agreement. The Pledgor agrees to deliver to the Lender on the date hereof the certificates representing the Additional Pledged Stock accompanied by undated stock powers duly executed in blank by the Pledgor and all certificates and instruments evidencing the items described in clauses (i) and (ii) above promptly upon the Pledgor's receipt thereof.

             (d) The Pledged Stock and all items described in subsection (c) above are hereinafter called the "Additional Pledged Securities," and the Additional Pledged Securities, together with all other securities and moneys received and at the time held by the Lender hereunder and any cash or non-cash proceeds of any of the foregoing, are hereinafter called the "Additional Collateral." For all purposes of the Pledge Agreement, the term "Pledged Securities" shall mean and include the Pledged Securities of the Borrower initially pledged thereunder and the Additional Pledged Securities, and the term "Collateral" shall mean and include the Collateral initially pledged thereunder and the Additional Collateral.

             2. Subordination. As an independent covenant, the Pledgor hereby expressly covenants and agrees for the benefit of the Lender that all present or future indebtedness, obligations and liabilities of any other Credit Party to the Pledgor of whatsoever description (collectively, the "Junior Claims") shall be subordinate and junior in right of payment to all Obligations, effective upon the occurrence and during the continuance of an Event of Default. If an Event of Default shall occur, then, unless and until such Event of Default shall have been cured or shall have ceased to exist, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made by any other Credit Party to the Pledgor on account of or in any manner in respect of any Junior Claim except such payments and distributions the proceeds of which shall be applied to the Obligations. In the event of a Proceeding (as hereinafter defined), all Obligations shall first be paid in full before any direct or indirect payment or distribution (in cash, property, securities, by set-off or otherwise) shall be made to the Pledgor on account of or in any manner in respect of any Junior Claim except such payments and distributions the proceeds of which shall be applied to the Obligations. For the purposes of the previous sentence, a "Proceeding" shall occur if any Credit Party shall make an assignment for the benefit of creditors, file a petition in bankruptcy, have entered against or in favor of it an order for relief under the Bankruptcy Code or similar law of any other jurisdiction, generally fail to pay its debts as they come due (either as to number or amount), admit in writing its inability to pay its debts generally as they mature, make a voluntary assignment for the benefit of creditors, commence any proceeding relating to it under any reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or by any act, indicate its consent to, approval of or acquiescence in any such proceeding or in the appointment of any receiver of, or trustee or custodian (as defined in the Bankruptcy Code) for itself, or any substantial part of its property, or a trustee or a receiver shall be appointed for any Credit Party or for a substantial part of the property of any Credit Party, or a petition under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute or any jurisdiction (whether now or hereafter in effect) shall be filed against any Credit Party. In the event any direct or indirect payment or distribution is made to the Pledgor in contravention of this Section, such payment or distribution shall be deemed received in trust for the benefit of the Lender and shall be immediately paid over to the Lender for application against the Obligations. The Pledgor agrees to execute such additional documents as the Lender may reasonably request to evidence the subordination provided for in this Section.

             3. No Other Amendments. Except for the amendments expressly set forth and referred to above, the Pledge Agreement shall remain unchanged and in full force and effect. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Pledgor's obligations under or in connection with the Pledge Agreement or any other Loan Document or to modify, affect or impair the perfection or continuity of the Lender's security interests in, security titles to or other liens on any Collateral for the Obligations.

             4. Representations and Warranties. To induce Lender to enter into this Amendment, the Pledgor does hereby warrant, represent and covenant to Lender that: (a) each representation or warranty of the Pledgor set forth in the Pledge Agreement, as amended by this Amendment, is hereby restated and reaffirmed as true and correct in all material respects on and as of the date hereof (except to the extent that any such representation or warranty expressly relates to a prior specific date or period), and no Default or Event of Default has occurred and is continuing as of this date as defined under the Credit Agreement; and (b) the Pledgor has the power and is duly authorized to enter into, deliver and perform this Amendment, and this Amendment is the legal, valid and binding obligation of the Pledgor enforceable against it in accordance with its terms except to the extent that such enforceability may be effected by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights and remedies of creditors generally, and general principles of equity.

             5. Covenants. The Pledgor shall deliver to the Lender upon execution of this Amendment, the share certificates representing the shares of issued and outstanding capital stock of each of the Additional Pledged Subsidiaries pledged hereunder, together with an irrevocable stock transfer power covering such shares.

             6. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

             7.  Governing  Law.  THIS  AMENDMENT  SHALL  BE  GOVERNED  BY,  AND
CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE.

             8. Binding Effect. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

             IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year specified at the beginning hereof.

                                        VODAVI TECHNOLOGY, INC.


                                         By: /s/ Greg Roeper
                                            ------------------------------------
                                         Title: CFO & V.P.
                                               ---------------------------------



                                         GENERAL ELECTRIC CAPITAL
                                         CORPORATION



                                         By: /s/ Timothy Morris
                                            ------------------------------------
                                         Title: Duly Authorized Signatory
                                               ---------------------------------

                                   SCHEDULE 1

                                  Pledged Stock
                                  -------------

                                            Number and Percentage

Name of Corporation                 Class of Shares        Shares of Such Class
-------------------                 ---------------        --------------------



Arizona Repair Services, Inc.       5000 Common            100%

Enhanced Systems, Inc.              5000 Common            100%